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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               ___________________




                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 2, 2003



                               ___________________

                            Ergo Science Corporation
             (Exact name of Registrant as specified in its charter)



           Delaware                     0-26988                 04-3565746
        (State or other         (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

      790 Turnpike Street
 North Andover, Massachusetts                                      01845
     (Address of principal                                      (Zip code)
      executive offices)

       Registrant's telephone number, including area code: (978) 689-0333

                                 Not Applicable
          (Former name or former address, if changed since last report)

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

Item 5.  Other Events.

         On December 2, 2003, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing the resignation of David R. Burt from his positions with the Company, and the appointment of (i) Charles E. Finelli to serve as interim President, CEO and Secretary, (ii) Nadim Nsouli to serve as a director and (iii) Ling Kwok to serve as Vice President, Corporate Development.


Item 7.  Financial Statements and Exhibits.

         99.1     Press release, dated December 2, 2003.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 Ergo Science Corporation
                                 (Registrant)



                                 By:  /s/ Charles E. Finelli
                                      ------------------------------------------
                                 Name:   Charles E. Finelli
                                 Title:  Chief Executive Officer, President
                                         and Secretary


                                 Date:   December 2, 2003